SCUDDER
INVESTMENTS(SM)
[LOGO]

--------------------------------------------------------------------------------
EQUITY/GLOBAL
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Scudder International Growth and Income Fund
Fund #300





Semiannual Report
February 29, 2000


A fund seeking long-term growth of capital and current income by investing at least 80% of its net assets in foreign equities (equities issued by foreign-based companies and generally listed on foreign exchanges).

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Investment Portfolio

                      17   Financial Statements

                      20   Financial Highlights

                      21   Notes to Financial Statements

                      26   Officers and Directors

                      27   Investment Products and Services

                      29   Scudder Solutions

Scudder International Growth and Income Fund
--------------------------------------------------------------------------------
ticker symbol  SIGIX                                           fund number   300
--------------------------------------------------------------------------------

Date of            o    The U.S. trend favoring a small group of growth and
Inception:              technology stocks carried over into the international
6/30/97                 markets.

                   o    Management's stock selection was a positive contributor
                        to performance, but was not enough to compensate for an
                        unfavorable environment for the fund's investment
Total Net               style.
Assets as
of 2/29/00:        o    The fund's 7.44% return for the six-month fiscal period
$37.7 million           trailed the return of its benchmark, the MSCI
                        EAFE+Canada Index, which is comprised of a number of securities that do not meet the fund's dividend yield requirements.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

At a time when some investors have been preoccupied with getting into the latest Internet "dot-com" sensation in the U.S., the international markets have outperformed the domestic stock market by significant margins. The Japanese market has rallied and many other world markets turned in powerful returns for the six-month period. The turnaround underscores the validity of diversification and the importance of maintaining exposure to the international markets.

While investors have been getting used to total returns of 20% or more, the drivers of U.S. market performance have been changing. Over the last two years, a shrinking number of growth and technology stocks have continued to propel U.S. market returns while other sectors have drifted or declined. This condition has spread beyond U.S. borders as the Internet levels the playing field for many companies around the world, breaking down the barriers of space, time, and access to customers. Investors have been unreserved in expressing their enthusiasm for stocks involved in these developing industries, which has contributed to unsupportable valuations for many fledging companies.

Scudder International Growth and Income Fund is precluded from investing in most of these higher risk companies, which was a significant handicap to performance over the six months. Nevertheless, the fund's managers remain committed to their investment discipline, which we believe can play an important role in an investor's portfolio. For a detailed discussion of the fund's investment strategy and the market environment, please turn to page 10.

For current information on your fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including current fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also call our representatives at 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Nicholas Bratt
Nicholas Bratt
President, Scudder International Growth and Income Fund

Performance Update
--------------------------------------------------------------------------------
                                                               February 29, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

Scudder International Growth and Income Fund      MSCI EAFE plus Canada Index*

               6/97**     10000                              10000
               8/97        9708                               9433
               2/98       10580                              10211
               8/98        9873                               9332
               2/99       10030                              10646
               8/99       10980                              11773
               2/00       11797                              13490


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                              Growth of                                 Average
Period ended 2/29/2000         $10,000             Cumulative            Annual
--------------------------------------------------------------------------------
Scudder International Growth and Income Fund
--------------------------------------------------------------------------------
1 year                         $  11,762               17.62%            17.62%
--------------------------------------------------------------------------------
Life of Fund**                 $  11,797               17.97%             6.39%
--------------------------------------------------------------------------------
MSCI EAFE plus Canada Index*
--------------------------------------------------------------------------------
1 year                         $  12,671               26.71%            26.71%
--------------------------------------------------------------------------------
Life of Fund**                 $  13,490               34.90%            11.87%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) plus Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on June 30, 1997.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                  Yearly periods ended February

     Scudder International
     Growth and Income Fund          MSCI EAFE plus Canada Index*

          1998     5.80                          2.11
          1999    -5.20                          4.27
          2000    17.62                         26.71


                                     1998      1999       2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                           5.80     -5.20      17.62
--------------------------------------------------------------------------------
Index Total
Return (%)                           2.11      4.27      26.71
--------------------------------------------------------------------------------
Net Asset
Value ($)                           12.68     11.93      13.54
--------------------------------------------------------------------------------
Income
Dividends ($)                         .02       .10        .11
--------------------------------------------------------------------------------
Capital Gain
Distributions ($)                      --        --        .39
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) plus Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 29, 2000

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Europe                      66%
Japan                       27%
U.S. & Canada                4%
Pacific Basin                3%
--------------------------------
                           100%
--------------------------------

Management maintained a fully invested approach to selecting stocks with above average dividends.

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Financial                   24%
Manufacturing               20%
Communications              13%
Technology                  11%
Consumer Discretionary      10%
Utilities                    4%
Energy                       4%
Service Industries           4%
Metals & Materials           4%
Other                        6%
--------------------------------
                           100%
--------------------------------

The fund's Japanese holdings significantly outperformed the local market. In other regions technology, media, and telecommunications stocks dominated returns -- stocks that generally do not meet the fund's dividend yield requirements.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(37% of Portfolio)

1.   Telecom Italia Mobile SpA
     Cellular telecommunication services

2.   SAP AG
     Computer software manufacturer

3.   Koninklijke KPN NV
     Provider of telecommunication services

4.   Nomura Securities Co., Ltd.
     Financial advisor, securities broker and underwriter

5.   BCE, Inc. Telecommunication services

6.   ABB, Ltd.
     Manufacturer of equipment for power generation and distribution

7.   Matsushita Electric Industrial Co., Ltd.
     Manufacturer of consumer electronic products

8.   EMI Group PLC
     Music recording and retailing company

9.   Canon, Inc.
     Producer of visual image and information equipment

10.  Nintendo Co., Ltd.
     Manufacturer of game equipment

Toward the end of the six-month period, a return to blue chip, "old economy" stocks began to help the fund outperform in many markets, but it was not enough to catch up to the huge gains of technology, media, and telecommunications stocks early in the period.


For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              February 29, 2000

In the following interview, portfolio managers Sheridan Reilly and Lauren Lambert discuss the market environment and their approach to managing the fund.

Q: The dominance of U.S. high growth and technology stocks has not been confined just to the American stock markets. How is it affecting the international markets?

A: We are seeing a global convergence of technology, media, and telecommunications primarily driven by the growth of the Internet and wireless communications. The phenomenon is resulting in enormous gains for stocks in these sectors, while so-called "old-economy" stocks generally have languished. Euphoric investor optimism for tech, media, and telecommunications ("TMT") companies has propelled these stocks to record high valuation levels. This narrow focus on the part of investors has left few investment dollars for other sectors, such as established, blue chip companies that pay dividends -- the types of companies that comprise the fund's investment universe. The bifurcation of the U.S. market is well documented by the divergence of growth and value stocks. In 1999, the performance spread between these two sectors reached historic proportions in the U.S. as growth stocks outperformed value stocks by the widest margin in over two decades. Many of the stocks driving the growth stock indices are TMT stocks. The nature of their evolving industries requires them to compete globally. As a result, the outperformance of TMT stocks is a worldwide phenomenon.

Q: With tech, media, and telecom dominating returns, where did that leave dividend-paying stocks?

A: As we alluded to earlier, the fund's traditional hunting ground of dividend-paying stocks was severely out of favor during the six months. Since we are continuing to stick to our investment discipline of investing in stocks with relative dividend yields at least 25% higher than the median of the local market, or 25% higher than the stock's own average three-year yield, the fund was at a significant disadvantage to achieving competitive performance. For example, the Finnish stock market was up 118% over the six months, propelled primarily by the outstanding performance of Nokia, one of the world's dominant cellular phone makers and a huge component of the Finnish stock market. With the fund's investment discipline precluding it from investing in Nokia, mostly forest products companies met the fund's dividend yield requirements -- a sector that declined over the period. As a result, our holdings in Finland underperformed the market by a whopping 140%. We had a similar experience in France. The overall market was up 25%, primarily driven by a number of TMT names that we generally could not hold in the portfolio. This scenario was repeated in several markets around the world.

Q: How did the fund perform?

A: The fund returned 7.44% for the six months, which trailed the 14.60% return of its benchmark, the unmanaged MSCI EAFE+Canada Index. Investors should keep in mind that this benchmark includes a significant number of stocks that do not meet our dividend-yield requirements, including many of the top performing TMT stocks of the period.

--------------------------------------------------------------------------------
World Stock Markets
As of 2/29/00
--------------------------------------------------------------------------------
Total return in U.S. $                                           Six months
--------------------------------------------------------------------------------
Latin America                                                       42%
--------------------------------------------------------------------------------
World (excluding U.S.)                                              15%
--------------------------------------------------------------------------------
Japan                                                               14%
--------------------------------------------------------------------------------
Far East                                                            14%
--------------------------------------------------------------------------------
Europe                                                              14%
--------------------------------------------------------------------------------
U.S.                                                                 4%
--------------------------------------------------------------------------------

Source: Morgan Stanley Capital International. All indices are unmanaged and include reinvestment of dividends and capital gains.

Q: Was there a market in which the fund excelled?

A: Yes. The fund's Japanese holdings performed well, returning 28% versus 14% for the market. The Japanese market is not yet experiencing the bifurcation that we have been seeing in the U.S. and other world markets. The rally there has been driven by good performance particularly in financial stocks -- an area that the fund has had significant exposure. Among our notable performers in the financial area were Sumitomo Bank and Nomura Securities. Elsewhere in Japan, the fund also benefited from good performance from Nintendo.

Q: With the fund's style out of favor, what will it take for a turnaround?

A: We see two factors that could cause the current environment to become more favorable to dividend-paying stocks. The first is a broadening of the market away from the few TMT stocks that have been driving returns to date. While we believe that prospects are bright for many TMT companies, we believe that stock valuations are clearly above levels that are sustainable over the long term. A slowdown in the rate of gains might allow the rest of the market to catch up. The second factor that could turn the markets is a realization by investors that earnings and company fundamentals matter again. Investors have apparently been chasing returns rather than investing in good companies with solid financial statements and current earnings. As a result, the biggest gainers over the six months have been momentum stocks, or stocks that have recently provided the best performance.

The catalyst for change is always hard to ascertain, but rising interest rates could be a trigger. In the U.S., the Federal Reserve has been pursuing a program of slowing the U.S. economy by raising interest rates. We are also seeing rates rise in a number of world markets as growth heats up globally. While rising rates historically have not favored dividend-paying stocks, we think that some dividend-paying stocks have already been beaten down by a lack of investor interest and in anticipation of higher rates. This doesn't provide any guarantees, but certainly makes the very reasonable valuations of dividend-paying stocks appear more attractive than the higher risk stocks that have recently been getting everyone's attention.

Q: Is the fund's approach still valid?

A: In times like these the temptation to abandon one's investment approach and jump on the bandwagon can be high. Often, the point at which the environment appears the most dismal for a sector can be one of the most attractive times to invest, and it is often exactly the wrong time to shift one's strategy. The fund does not participate in the highfliers that have garnered the headlines and huge gains over the last year. It also does not assume the significantly greater risks associated with those investments. The fund is a conservatively run portfolio with a strict investment discipline. For investors who are seeking a conservative approach to international opportunities, we think this fund continues to be a good choice.


Investment Portfolio                                      as of February 29, 2000 (Unaudited)
----------------------------------------------------------------------------------------------
                                                                    Principal
                                                                     Amount ($)    Value ($)
----------------------------------------------------------------------------------------------
Repurchase Agreements 4.7%
----------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette, 5.75%, to be repurchased
   at $1,765,282 on 3/1/2000* (Cost $1,765,000) ..................   1,765,000   1,765,000

----------------------------------------------------------------------------------------------
Convertible Bonds 2.0%
----------------------------------------------------------------------------------------------
United Kingdom
Diego, 2%, 4/14/2004 (Operator in food, alcoholic
   beverages, fast food restaurants and property
   management) (Cost $878,526) ...................................     899,000     734,933

                                                                         Shares
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Common Stocks 93.3%
----------------------------------------------------------------------------------------------
Belgium 2.9%
Dexia (Provider of municipal lending services) ...................       8,015   1,096,149
                                                                                --------------
Canada 3.7%
BCE, Inc. (Telecommunication services) ...........................      12,739   1,387,346
                                                                                --------------
Finland 2.3%
UPM-Kymmene Oyj (Manufacturer of paper and pulp
   products) .....................................................      30,800     857,280
                                                                                --------------
France 8.3%
Accor SA (Operator of hotels, travel agencies and
   restaurants) ..................................................      18,925     691,364
Lafarge SA (Producer of cement, concrete and aggregates) .........       7,475     559,876
Lafarge SA, Rights ...............................................       7,475         217
Schneider Electric SA (Manufacturer of electronic
   components and automated manufacturing systems) ...............      16,913   1,095,153
Scor SA (Property, casualty and life reinsurance company) ........      19,674     790,980
                                                                                --------------
                                                                                 3,137,590
                                                                                --------------
Germany 6.5%
Bayerische Motoren Werke (BMW) AG (Manufacturer of
   luxury cars and motorcycles) ..................................      29,911     768,939
SAP AG (Computer software manufacturer) ..........................       2,691   1,690,465
                                                                                --------------
                                                                                 2,459,404
                                                                                --------------


    The accompanying notes are an integral part of the financial statements.


                                       14

                                                                Shares    Value ($)
------------------------------------------------------------------------------------

Hong Kong 2.9%
HSBC Holdings PLC (International banking and financial
   services company) ......................................      93,200   1,068,780
                                                                        ------------
Italy 4.7%
Telecom Italia Mobile SpA (Cellular telecommunication
   services) ..............................................     128,800   1,761,374
                                                                        ------------
Japan 25.6%
Asahi Glass Co., Ltd. (Manufacturer of glass products) ....      70,000     476,839
Canon, Inc. (Producer of visual image and information
   equipment) .............................................      28,000   1,162,216
East Japan Railway Co. (Railroad operator) ................          64     288,320
Matsushita Electric Industrial Co., Ltd. (Manufacturer of
   consumer electronic products) ..........................      41,000   1,191,644
Matsushita Electric Works, Ltd. (Manufacturer of
   building materials and lighting equipment) .............     100,000     846,502
Nintendo Co., Ltd. (Manufacturer of game equipment) .......       5,100   1,111,253
Nomura Securities Co., Ltd. (Financial advisor, securities
   broker and underwriter) ................................      57,000   1,604,905
Sakura Bank, Ltd. (Provider of banking services) ..........     139,000     791,580
Sekisui House, Ltd. (Home builder) ........................      75,000     558,583
Sumitomo Trust & Banking Co., Ltd. (Commercial bank) ......     121,000     682,480
Teijin, Ltd. (Manufacturer of polyester products) .........     232,000     908,193
                                                                        ------------
                                                                          9,622,515
                                                                        ------------
Netherlands 8.1%
DSM NV (Chemical manufacturer) ............................      20,030     659,527
Koninklijke KPN NV (Provider of telecommunication services)      12,700   1,620,770
Royal Dutch Petroleum Co. (Petroleum company) .............      14,540     762,893
                                                                        ------------
                                                                          3,043,190
                                                                        ------------
Spain 2.7%
Union Electrica Fenosa SA (Producer and distributor of
   electrical energy) .....................................      48,730   1,012,545
                                                                        ------------
Sweden 5.0%
Avesta-Sheffield AB (Manufacturer of stainless steel
    products) .............................................     206,400     812,617
Investor AB (Investment Company) ..........................      72,900   1,067,961
                                                                        ------------
                                                                          1,880,578
                                                                        ------------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Switzerland 5.0%
ABB, Ltd. (Manufacturer of equipment for power
   generation and distribution) .....................      11,216   1,198,868
Novartis AG (Registered) (Pharmaceutical company) ...         518     662,551
                                                                 ---------------
                                                                    1,861,419
                                                                 ---------------
United Kingdom 15.6%
British Aerospace PLC (Producer of military
   aircraft) .......................................      210,524   1,036,672
Corus Group PLC (Manufacturer and distributor of
   metal products) ..................................     320,398     528,858
EMI Group PLC (Music recording and retailing
   company) .........................................     110,313   1,181,380
J Sainsbury PLC (Retail distributor of food through
   supermarkets) ....................................     144,547     577,647
Lasmo PLC (Oil production and exploration) ..........     476,173     708,891
National Power PLC (Electricity generation company)..     88,800      525,990
Peninsular and Oriental Steam Navigation Co. ........
   (Shipping and transportation company) ............      60,930     664,069
Royal & Sun Alliance Insurance Group PLC
   (Insurance company) ..............................     119,980     652,403
                                                                 ---------------
                                                                    5,875,910
                                                                 ---------------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $32,617,774)                             35,064,080
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $35,261,300) (a)         37,564,013
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $35,286,096. At February 29, 2000, net unrealized appreciation for all securities based on tax cost was $2,277,917. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,883,423 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,605,506.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $35,261,300) .........   $ 37,564,013
Cash ...........................................................            240
Foreign currency, at value (cost $4,774) .......................          4,825
Dividends receivable ...........................................         14,454
Interest receivable ............................................         16,114
Receivable for Fund shares sold ................................        512,589
Foreign taxes recoverable ......................................         60,128
Deferred organizational expense ................................         16,683
                                                                   ------------
Total assets ...................................................     38,189,046

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed ...............................        229,277
Accrued management fee .........................................         47,846
Other accrued expenses and payables ............................        172,502
                                                                   ------------
Total liabilities ..............................................        449,625
--------------------------------------------------------------------------------
Net assets, at value                                               $ 37,739,421
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income (166,499) Net unrealized appreciation (depreciation) on:
  Investments ..................................................      2,302,713
  Foreign currency related transactions ........................         (5,819)
Accumulated net realized gain (loss) ...........................      2,309,857
Paid-in capital ................................................     33,299,169
--------------------------------------------------------------------------------
Net assets, at value                                               $ 37,739,421
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share
   ($37,739,421 / 2,788,161 shares of capital stock outstanding,
   $.01 par value, 100,000,000 shares authorized) ..............   $      13.54


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net foreign taxes withheld of $22,104) ..............   $   169,141
Interest .......................................................        69,881
                                                                   -----------
Total income ...................................................       239,022
                                                                   -----------
Expenses:
Management fee .................................................       201,168
Services to shareholders .......................................       121,963
Custodian and accounting fees ..................................        84,736
Auditing .......................................................        14,953
Legal ..........................................................         6,431
Directors' fees and expenses ...................................        21,466
Reports to shareholders ........................................        11,739
Registration fees ..............................................         8,454
Amortization of organization expenses ..........................         3,565
Reorganization expense .........................................        39,069
Other ..........................................................         3,092
                                                                   -----------
Total expenses, before reductions ..............................       516,636
Expense reductions .............................................      (125,522)
                                                                   -----------
Total expenses, after expense reductions .......................       391,114
--------------------------------------------------------------------------------
Net investment income (loss)                                       $  (152,092)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     2,533,623
Foreign currency related transactions ..........................       (24,263)
                                                                   -----------
                                                                     2,509,360
                                                                   -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................       672,890
Foreign currency related transactions ..........................        (6,325)
                                                                   -----------
                                                                       666,565
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           3,175,925
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 3,023,833
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------

                                                        Six Months      Six Months
                                                      Ended February       Ended        Year Ended
Increase (Decrease) in Net                               29, 2000        August 31,     February 28,
Assets                                                 (Unaudited)         1999            1999
------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................ $   (152,092)   $    440,180    $    594,441
Net realized gain (loss) on
   investment transactions ..........................    2,509,360       2,433,869         645,242
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period ...................      666,565       1,335,406      (4,691,964)
                                                      ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations .................    3,023,833       4,209,455      (3,452,281)
                                                      ------------    ------------    ------------
Distributions to shareholders
   from:
Net investment income ...............................     (115,269)       (230,332)       (427,107)
                                                      ------------    ------------    ------------
Net realized gains ..................................   (1,138,446)             --              --
                                                      ------------    ------------    ------------
Fund share transactions:
Proceeds from shares sold ...........................   19,526,750       8,670,160      36,802,035
Reinvestment of distributions .......................    1,212,864         216,720         397,892
Cost of shares redeemed .............................  (24,609,837)    (18,910,219)    (36,316,961)
                                                      ------------    ------------    ------------
Net increase (decrease) in net
   assets from Fund share transactions ..............   (3,870,223)    (10,023,339)        882,966
                                                      ------------    ------------    ------------
Increase (decrease) in net assets ...................   (2,100,105)     (6,044,216)     (2,996,422)
Net assets at beginning of period ...................   39,839,526      45,883,742      48,880,164
                                                      ------------    ------------    ------------
Netassets at end of period (including
   accumulated distributions in excess of
   net investment income of $166,499 and
   $66,834 at February 29, 2000 and
   February 28, 1999, respectively, and
   undistributed net investment income of            -------------- --------------- --------------
   $100,862 at August 31, 1999) ..................... $ 37,739,421    $ 39,839,526    $ 45,883,742
                                                     -------------- --------------- --------------
Other Information
------------------------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period ........................................    3,065,900       3,845,661       3,854,083
                                                      ------------    ------------    ------------
Shares sold .........................................    1,452,211         682,226       2,826,965
Shares issued to shareholders in
   reinvestment of distributions ....................       86,695          16,762          30,294
Shares redeemed .....................................   (1,816,645)     (1,478,749)     (2,865,681)
                                                      ------------    ------------    ------------
Net increase (decrease) in Fund
   shares ...........................................     (277,739)       (779,761)         (8,422)
Shares outstanding at end of
   period ...........................................    2,788,161       3,065,900       3,845,661


    The accompanying notes are an integral part of the financial statements.


Financial Highlights
--------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
--------------------------------------------------------------------------------------
                                                 2000(b)   1999(c) 1999(d)  1998(e)
--------------------------------------------------------------------------------------
Net asset value, beginning of period            $12.99    $11.93   $12.68  $12.00
                                                ------------------------------------
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------
  Net investment income (loss) (a)                (.05)      .13(g)   .14     .01
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                         1.03      1.00     (.79)    .69
                                                ------------------------------------
--------------------------------------------------------------------------------------
  Total from investment operations                 .98      1.13     (.65)    .70
--------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------
  Net investment income                           (.04)     (.07)    (.10)   (.02)
--------------------------------------------------------------------------------------
  Net realized gains on investment transactions   (.39)       --       --      --
                                                 ------------------------------------
--------------------------------------------------------------------------------------
  Total distributions                             (.43)     (.07)    (.10)   (.02)
--------------------------------------------------------------------------------------
Net asset value, end of period                  $13.54    $12.99   $11.93  $12.68
                                                 ------------------------------------
--------------------------------------------------------------------------------------
Total Return (%) (f)                              7.44**    9.47**  (5.20)   5.80**
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              38        40       46      49
--------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   2.48(h)*  2.42*    2.19    2.65*
--------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    1.85(h)*  1.75*    1.75    1.75*
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (.33)**   1.99*    1.10     .17*
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         72*      141*     131      50*
--------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000 (Unaudited).

(c) For the six months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from February 28 to August 31.

(d)  For the year ended February 28, 1999.

(e) For the period June 30, 1997 (commencement of operations) to February 28, 1998.

(f)  Total returns would have been lower had certain expenses not been reduced.

(g) Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

(h) The annualized ratio of operating expenses excluding reorganization costs before and after expense reductions was 2.38% and 1.75%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------
A. Significant Accounting Policies

Scudder International Growth and Income Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 7, 1999, the Fund changed its fiscal year end from February 28 to August 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

B. Purchases and Sales of Securities

For the six months ended February 29, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $13,618,295 and $20,300,224, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, the Adviser and certain of its subsidiaries have agreed to reimburse or not to impose, respectively, all or a portion of their fees payable by the Fund until June 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months ended February 29, 2000, the Adviser did not impose a portion of its management fee which amounted to $125,522, and the amount imposed amounted to $75,646, which is equivalent to an annualized effective rate of 0.38% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by SSC aggregated $75,331, of which $24,802 was unpaid at February 29, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by STC aggregated $4,046, all of which was paid at February 29, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general records of the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by SFAC aggregated $25,000, of which $4,167 was unpaid at February 29, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. For the six months ended February 29, 2000, the Special Servicing Agreement expense charged to the Fund amounted to approximately $24,261.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 29, 2000, Directors' fees and expenses aggregated $21,466.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Plan of Reorganization

On February 7, 2000 the Directors of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder International Fund, pursuant to which Scudder International Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for International Shares of the Scudder International Fund. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about July 13, 2000.

As a result of the Reorganization, each shareholder of the Scudder International Growth and Income Fund will become a shareholder of the International Shares of the Scudder International Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the International Shares of the Scudder International Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Directors may resubmit the Plan for shareholder approval or consider other proposals.

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*                              Joyce E. Cornell*
  o President                                  o Vice President

Sheryle J. Bolton                            Susan E. Dahl*
  o Director; Chief Executive Officer,         o Vice President
    Scientific Learning Corporation
                                             Philip S. Fortuna*
William T. Burgin                              o Vice President
  o Director; General Partner,
    Bessemer Venture Partners                Carol L. Franklin*
                                               o Vice President
Keith R. Fox
  o Director; General Partner,               Edmund B. Games, Jr.*
    The Exeter Group of Funds                  o Vice President

William H. Luers                             Joan R. Gregory*
  o Director; Chairman and President,          o Vice President
    U.N. Association of America
                                             Theresa Gusman*
Kathryn L. Quirk*                              o Vice President
  o Director; Vice President and
    Assistant Secretary                      Ann M. McCreary*
                                               o Vice President
Joan E. Spero
  o Director; President, Doris Duke          Robert C. Peck*
    Charitable Foundation                      o Vice President

Paul Bancroft III                            Sheridan Reilly*
  o Honorary Director; Venture                 o Vice President
    Capitalist and Consultant
                                             Shahram Tajbakhsh*
William H. Gleysteen, Jr.                      o Vice President
  o Honorary Director; Consultant;
    Guest Scholar, Brookings Institution     Tien Yu Sieh*
                                               o Vice President
Wilson Nolen
  o Honorary Director; Consultant            John Millette*
                                               o Vice President and Secretary
Robert G. Stone, Jr.
  o Honorary Director; Chairman              John R. Hebble*
    Emeritus and Director, Kirby               o Treasurer
    Corporation
                                             Caroline Pearson*
Elizabeth J. Allan*                            o Assistant Secretary
  o Vice President
                                              *Scudder Kemper Investments, Inc.
Irene T. Cheng*
  o Vice President

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus. Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group